CONSOLIDATED STATEMENTS OF INCOME (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
CONSOLIDATED STATEMENTS OF INCOME [Abstract]
Revenue	$ 100,515	$ 106,533
Cost of goods sold	52,801	56,494
Gross profit	47,714	50,039
Operating expenses:
Research, development and technical	14,571	15,316
Selling and marketing	6,707	7,109
General and administrative	10,726	10,954
Total operating expenses	32,004	33,379
Operating income	15,710	16,660
Interest expense	872	953
Other income (expense), net	617	854
Income before income taxes	15,455	16,561
Provision for income taxes	4,147	6,858
Net income	$ 11,308	$ 9,703
Basic earnings per share	$ 0.47	$ 0.42
Weighted average basic shares outstanding	23,589,627	22,844,896
Diluted earnings per share	$ 0.45	$ 0.41
Weighted average diluted shares outstanding	24,622,960	23,657,630